UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

        Date of Report (Date of earliest event reported): March 18, 2003


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Indiana                                  1-9250               35-1468632
----------------------                   ----------------     --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                 Not Applicable (Former name or former address,
                         if changed since last report.)

Item 5. Other Events.

     On March 18, 2003, Conseco, Inc. ("Conseco" or the "Company") and certain of its subsidiaries filed a second amended disclosure statement (the "Disclosure Statement") and related second amended joint plan of reorganization (the "Plan") with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"). Copies of the Disclosure Statement (including certain minor technical corrections to be filed with the Bankruptcy Court on or about March 24, 2003) and the Plan are attached hereto as Exhibit
2.1 and Exhibit 2.2, respectively.

     On March 18, 2003, the Bankruptcy Court approved the Disclosure Statement as containing adequate information, as such term is defined in Section 1125 of Chapter 11 of the United States Bankruptcy Code, to permit the solicitation of votes from creditors on whether or not to accept the Plan. The Company intends to commence that solicitation shortly. Persons who are entitled to vote on the Plan should carefully read the Disclosure Statement prior to voting to accept or reject the Plan. The voting record date is March 19, 2003 and the deadline for returning the completed ballots is May 14, 2003. The hearing to consider confirmation of the Plan is scheduled to begin on May 28, 2003. The Company will emerge from Chapter 11 if and when the Plan receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

     The Plan and Disclosure Statement, together with the Plan Supplement, certain exhibits and related court filings, are available at http://www.bmccorp.net/conseco.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits


     2.1 Second Amended Disclosure Statement with Respect to Joint Plan of Reorganization of Conseco, Inc. and its affiliated Debtors dated March 18, 2003.

     2.2 Second Amended Joint Plan of Reorganization of Conseco, Inc. and its affiliated Debtors dated March 18, 2003.

    99.1      Press release dated March 18, 2003.







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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           CONSECO, INC.

March 20, 2003
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer